Exhibit 99.2

ImmuCell

September 1, 2017

Michael F. Brigham

President and CEO

ImmuCell Corporation

56 Evergreen Drive

Portland Maine 04103

207-878-2770

Re: Resignation from ImmuCell’s BOD

Dear Mike:

I hereby resign from the ImmuCell Board of Directors effective today, September 1, 2017. I look forward to continuing to contribute to ImmuCell’s efforts as an employee.

Regards,

By:/s/Joseph H. Crabb

Joseph H. Crabb, Ph.D.

VP & CSO

ImmuCell Corporation

ImmuCell Corporation

56 Evergreen Drive • Portland, Maine 04103

Telephone (207) 878-2770 • Fax (207) 878-2117

www.ImmuCell.com